Exhibit 99.1

BiomX

Revolutionizing the Treatment of Infections Associated with Chronic Disease Through Phage Therapy



INVESTOR PRESENTATION

SEPTEMBER 2024

NYSE American: PHGE

1

SAFE HARBOR STATEMENT

About this Presentation

The information contained in this presentation has been prepared by BiomX Inc. and its subsidiaries (collectively, the "Company" or "BiomX") and contains information pertaining to the business and operations of the Company. The information contained in this presentation is current only as of the date on its cover. For any time after the cover date of this presentation, the information, including information concerning our business, financial condition, results of operations and prospects, may have changed. The delivery of this presentation shall not, under any circumstances, create any implication that there have been no changes in our affairs after the date of this presentation. We have not authorized any person to give any information or to make any representations about us in connection with this presentation that is not contained herein. If any information has been or is given or any representations have been or are made to you outside of this presentation, such information or representations should not be relied upon as having been authorized by us.

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "target," "believe," "expect," "will," "may," "anticipate," "estimate," "would," "positioned," "future," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management's current beliefs, expectations and assumptions. For example, when we discuss future potential clinical trials, including their design, objectives, costs, endpoints, potential benefits and timing, the potential outcomes of discussions that we may have with the U.S. Food and Drug Administration and foreign regulatory agencies, potential commercial opportunities, our financial needs to fund future clinical trials and our ability to protect our intellectual property assets in the future we are making forward-looking statements. In addition, past and current pre-clinical and clinical results, as well as compassionate use, are not indicative and do not guarantee future success of BiomX clinical trials. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at www.sec.gov. Except as required by law, we are under no duty to (and expressly disclaim any such obligation to) update or revise any of the forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This presentation is for informational purposes only. Nothing in this presentation constitutes an offer to buy or sell or a solicitation of an offer to buy or sell investments, loans, securities, partnership interests, commodities or any other financial instruments. This presentation and any oral statements made in connection with this presentation do not constitute and may not be used for or in connection with, an offer or solicitation by anyone in any state or jurisdiction in which such an offer or solicitation is not authorized or permitted, or to any person to whom it is unlawful to make such offer or solicitation.

Trademarks and Service Marks

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

FDA

This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

BiomX INVESTOR PRESENTATION 2

AT-A-GLANCE

Company	Clinical stage biotech harnessing the therapeutic potential of phage therapy
Unmet need	Treatment of underlying persistent infections in chronic diseases that become harder to treat as antibiotic-resistant pathogens emerge
Therapeutic Focus	• Respiratory – Cystic Fibrosis (CF), Non-Cystic Fibrosis Bronchiectasis (NCFB) • Diabetic Foot Osteomyelitis (DFO)
Pipeline Highlights	• BX004 for CF – Positive results in P1b/2a study. P2b results expected in Q3 2025 • BX211 for DFO – Ongoing P2 study, results expected Q1 2025
Partners	CYSTIC FIBROSIS FOUNDATION
Key Investors	DEERFIELD Advancing Healthcare™; AMR Action Fund; OrbiMed Healthcare Fund Management

BiomX 3

4 OUR SCIENCE PHAGE T H ERAP I ES

Phage: Nature's tool to target bacteria



1 SPECIFIC

Each phage binds only to specific bacterial strains

2 KILLING MECHANISM ORTHOGONAL TO ANTIBIOTICS

Lysin proteins burst bacterial cell wall from within

3 BREAKDOWN BIOFILM

Phage can breakdown biofilm (a polysaccharide mesh secreted by bacteria)

4 AMPLIFY

Phage components multiply and assemble within bacterial cell

5 SAFETY PROFILE

100s of compassionate use cases with no significant side effects to date

1. Kortright et al. (2019), Cell Host & Microbe

BiomX 5

Phage therapy picking up momentum

>50 compassionate cases utilizing BiomX phage

By Indication


BiomX
Phage
Lung infection
Prosthetic Joint Infection
Osteomyelitis
LVAD infection[1]
Wound infection
Other

100 cases of compassionate phage treatment (Belgian consortium)[2]

- 35 hospitals, 29 cities
- Clinical improvement reported in **77% of cases**


THE PERFECT PREDATOR
A SCIENTIST'S RACE TO SAVE HER HUSBAND FROM A DEADLY SUPERBUG

Feb. 2019


Forbes

Phage Therapy To Defeat Superbugs Is Taking Off

Sept. 2023


THE GOOD VIRUS
THE AMAZING STORY AND FORGOTTEN PROMISE OF THE PHAGE
TOM IRELAND

Aug. 2023

BiomX

1. LVAD - Left Ventricular Assist Devices
2. Jean-Paul Pirnay et al. Nature Microbiology, Volume 9,, June 2024, 1434–1453

6

Accumulating clinical efficacy and safety data for phage therapy in the industry[1]

1 **BiomX positive P1b/2a Part 1 data,** Feb. 2023
- 9 patients
- Cystic Fibrosis

2 **Peer company, positive P1b/2a data,** Mar. 2023
- 32 patients
- Cystic Fibrosis

3 **BiomX positive P1b/2a Part 2 data,** Nov. 2023
- 34 patients
- Cystic Fibrosis

4 **Peer company, positive P2 Part 1 data,** Aug. 2023
- 39 patients
- Urinary track infections

5 **Expected in 2024-25 from various phage companies:**
Efficacy data **from >170 patients** in NCFB, DFO, PJI and Bacteremia[2]

BiomX

1. Press releases of BiomX and other companies developing phage therapies
2. NCFB - Non-Cystic Fibrosis Bronchiectasis, DFO – Diabetic Foot Osteomyelitis, PJI – Prosthetic Joint Infections

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Pipeline

BiomX harnesses its proprietary Bolt platform to develop novel phage therapies to treat underlying persistent infections in chronic diseases that become harder to treat as antibiotic-resistant pathogens emerge

		Preclinical	Phase I	Phase II	Expected readout	Partners
Program	**Indication**					
BX004[1]	Cystic Fibrosis				Ph2b topline expected Q3 2025	CYSTIC FIBROSIS FOUNDATION ADDING TOMORROWS
BX004	Non-Cystic Fibrosis Bronchiectasis (NCFB)					
BX211	Diabetic Foot Osteomyelitis				Ph2 topline expected Q1 2025 and Q1 2026	

1. Granted Orphan Drug Designation and Fast Track by the FDA

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B X0 0 4 C Y S TI C F I B R OSIS and NC F B 9

Chronic pulmonary infections and the inflammatory response are a primary cause of death in CF patients

CF causes severe damage to the lungs, digestive system and other organs with > 80% of deaths from respiratory failure. 105K individuals are estimated to live with CF worldwide, with 33k in the US alone[1]

After prolonged and repeated antibiotic courses, increased resistance to antibiotics has lowered efficacy, creating a large unmet need for CF patients suffering from chronic Pseudomonas aeruginosa (PsA) infections - Estimated at **17,000 patients in the US and Western Europe[2]**

Phases of P. aeruginosa infection in CF[3]


Initial
Intermittent
Chronic
Antibiotics
Antibiotics
Antibiotics
Antibiotics
Antibiotics
P. aeruginosa density in sputum
Limit of detection
Clonal selection
Biofilm formation
Genotype/phenotypic adaptation
Infanc
Childhood
Adolescence / Adulthood


Lack of antibiotic efficacy driven by:
1. P. aeruginosa strains with multidrug resistance (MDR)
2. Formation of biofilm => making infection harder to treat

1. CF Foundation estimates across 94 countries (https://www.cff.org/intro-cf/about-cystic-fibrosis)
2. CFF Annual Data Report 2019, ECFS patient registry report, 2020
3. Nicole M. Bouvier et al., 2016

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Pseudomonas aeruginosa (PsA) bacteria are associated with decreased lung function (FEV1) in CF patients

PsA colonization associated with lower FEV1[1]



FEV1 % predicted
100
90
80
70
60
50
Eradicated
Chronic
5
10
15
20
25
30
Age (years)

Eradicated – Cleared early/first time PsA when treated with the antibiotic eradication treatment

Chronic –Did not clear early/first time PsA infection when treated with the antibiotic eradication treatment

PsA colonization associated with lower FEV1[2]



~20 µm
5 µm

Arrows show aggregates of PsA (red) within biofilm patches surrounded by inflammatory cells (Blue)

PsA bacteria and biofilm lead to persistent inflammation causing tissue damage and eventually necrosis of lung tissue

BiomX

1. Isabel Gascon Casaredi et al., Journal of Cystic Fibrosis 22 (2023) 98–102
2. Bjarnsholt et al., Trends in Microbiology 2013

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BX004 – BiomX's proprietary phage cocktail has the potential to treat CF patients with chronic PsA lung infections


BX004
Nebulizer

Product – Proprietary phage cocktail targeting PsA

Patient population – CF patients with chronic PsA lung infections

Delivery – Nebulized

Key features – Potentially effective on antibiotic resistant strains, enables breakdown of biofilm

Potential impact:

- Suppression/eradication of PsA (CFU in sputum)
- Improved lung function (FEV1)
- Fewer exacerbations, hospitalizations
- Increased efficacy of antibiotic treatment
- Reduced oral, inhaled and IV antibiotic treatments

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PHASE 1B/2A STUDY – Study design[1]

Multicentered, double blind, placebo controlled study to asses safety, reduction of PsA burden and improvement in clinical outcomes

Total enrollment:

43 CF patients with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention:
Nebulized dose

Part 1
7 days - Single ascending dose followed by multiple doses[2]

- Treated – 7 subjects
- Control – 2 subjects

Part 2
10 days of same dose, twice daily

- Treated – 23 subjects
- Control – 11 subjects

Key Endpoints:

- Safety and tolerability
- Decrease in *PsA* burden
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS

1. Study design informed by input from the CF Foundation
2. 7 days duration (3 ascending, 4 multiple dosing)

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Phase 1b/2a – Result highlights (Parts 1 and 2)

- Study drug was well-tolerated
- In Part 1, Mean PsA CFU/g[1] reduction at Day 15: -1.42 log10 CFU/g (BX004) compared to -0.28 log10 CFU/g (placebo)
- Culture conversion: Part 2, in the BX004 arm, 3 of 21 (14.3%) patients converted to sputum culture negative for PsA after 10 days of treatment compared to 0 out of 10 (0%) in the placebo arm[2]. In Part 1, 1 of 7 (14.3%) treated patients also had converted based on physician report
- Part 2: BX004 showed signals of improvement in pulmonary function vs. placebo : Relative FEV1[3] improvement (5.67%) and CF Questionnaire-Revised respiratory[3] (8.87 points) at Day 17 (1 week after EOT[3]) in subgroup of patients with reduced lung function[4]
- Part 2: In full population, BX004 vs. placebo PsA levels were more variable. In a prespecified subgroup of patients on SOC[3] inhaled antibiotics on continuous regimen, BX004 vs. placebo showed bacterial reduction of 2.8 log10 CFU/g at EOT[3], exceeding Part 1 results



1. CFU– Colony forming units
2. In patients that had quantitative CFU levels at study baseline
3. FEV1 (or ppFEV1) – percent predicted forced expiratory volume in 1 second, CF Questionnaire-Revised Respiratory – a PRO (Patient reported outcome) for respiratory parameters in CF aptients, EOT – End of treatment, SOC – standard of care
4. Predefined group with Baseline FEV1<70%

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15 PART 1 BX004 demonstrated greater reduction in PsA levels comp a red to placebo Placebo BX004 2 7 n - 0 . 2 8 ( 0 .1 3 ) - 1. 4 2 (1. 03 ) Mean redu c tion (SD) Log 10 CFU/g - 0.3 7 , - 0. 1 8 - 3. 27 , - 0.37 M a x, Min 1. CFU – Colony forming units

PART 2 BX004 showed greater conversion (bacterial culture turned negative) in treatment over placebo

In the BX004 arm 3 out of 21 (14.3%) patients converted to sputum culture negative for P. aeruginosa after 10 days of treatment (2 already after 4 days)[2]. In the placebo arm 0 out of 10 (0%)[2]

Patients which were converted:

Patient	Duration of PsA infection (years)	Baseline *PsA*[1] in sputum (CFU/g)
1	**18**	**$2.40x10^3$**
2	**13**	**$5.60x10^7$**
3*	**35**	**$1.09x10^7$**

*Subject had negative sputum culture for P. aeruginosa at D4, D10, D28, D38, and at follow-up standard of care clinic visits (D63, D150, and D175)

In addition, in Part 1 of the study, one subject in the BX004 arm (1/7: 14.3%) who was persistently positive for PsA for at least 13 years had a 3.3 log reduction at D15 later converted to sputum negative

BiomX

1. PsA – Pseudomonas aeruginosa, CFU/g – Colony forming units per gram
2. In patients that had quantitative CFU levels at study baseline

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PART 2 BX004 shows meaningful clinical improvement after 10 days of treatment in multiple clinical readouts C l in ical i mprovement s were o bse r ved o n bo t h obje c t ive & pat i e nt r e port ed outcomes Cli n ical r e ado uts in pat ient s wit h r e du c e d bas e line lung f u n c t io n (p r e defin e d g roup, ppFEV1 of < 70%) Difference Placebo ( N= 8) 2 BX004 (N=12) 2 3.29 - 4. 8 6 ( 3.3 9) - 1 . 57 ( 2. 64) D10 5.67 - 4. 2 1 ( 2. 7 8 ) 1 . 46 (2.33) D17 2.19 - 1 . 12 ( 3. 96) 1 .0 7 (2.32) D28 5.3 - 0. 62 ( 3. 6 5 ) 4.68 (3.28) D38 Difference Placebo (N=8) 3 BX004 (N=12) 3 8.87 - 6. 3 5 ( 3. 4 5 ) 2. 52 ( 2. 61) D17 7.07 - 5 . 56 (4. 0 5) 1 . 51 (5 . 1) D38 ppFEV1 change from Baseline: Mean(SE) CFQR respiratory change from Baseline: Mean(SE) Treatment 5 . 67 % Follow u p ppF EV 1 BX004 Placebo Treatment Follow u p CFQR 1 (respiratory) 8 . 8 7 BX004 Placebo # #: p=0.07 1. PRO (Patient reported outcome) - CF Questionnaire - Revised for respiratory parameter 2. 2. BX004: D38 N=7, Placebo: D28 N=7, D38 N=6 3. 3. BX004: D17 and D38 N=11, Placebo: D17 and D38 N=7 17

PHASE 2B STUDY – Study design

International, multicenter, double blind, placebo controlled study to assess reduction of PsA burden and improvement in clinical outcome

Total enrollment:

Objective: ~60 CF patients with chronic PsA infections

Standard of care antibiotic, no restriction on CFTR modulators

BX004



Intervention:
Nebulized dose

Part 2b
2 months of same dose, twice daily

Randomized 2:1

- Treated (n=40)
- Control (n=20)

Key Endpoints:

- Decrease in PsA burden (incl. Culture conversion/eradication)
- FEV1 (forced expiratory volume)
- CFQ-R (CF Questionnaire-Revised) and CRISS
- Safety and tolerability

Topline results expected in Q3 2025

*Subject to discussions with FDA, and further consultation. Number of subjects under the study stated is an objective and actual numbers may vary

BiomX

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BX004 is a promising candidate for treating NCFB

Non Cystic Fibrosis Bronchiectasis (NCFB) is a chronic progressive inflammatory lung disease with >1 million diagnosed patients (US, 5EU and Japan)[1]

Characterized by permanent dilatation of the bronchi caused by multiple etiologies but with similar symptoms

No FDA approved treatments. Insmed recently announced positive results with brensocatib (reversible inhibitor of dipeptidyl peptidase 1) for treatment of NCFB

NCFB patients infected with *PsA* present worse clinical symptoms compared to non-infected patients

More frequent inpatient and outpatient encounters in NCFB patients positive for *PsA*[2]

Inpatient encounters within 1 year


Admissions per Patient
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2.58
1.18
1.32
0.47
0.95
0.33
Any IP admission*
Readmission within 30 days*
IP with ICU stay*
*P < .05
- PsA positive (N=1,180)
- PsA negative (N=18,074)

Outpatient encounters within 1 year


Utilization per Patient
25.00
20.00
15.00
10.00
5.00
0.00
1.14
0.94
20.56
10.97
22.01
18.21
13.61
4.1
8.13
5.42
ER visit*
Outpatient hospital*
Office visit*
Home healthcare*
Other outpatient visit*
*P < .05
- PsA positive (N=1,180)
- PsA negative (N=18,074)

- PsA – *Pseudomonas Aeruginosa*, IP: In Patient
- Based on 19,254 NCFB patient registries in the US between 2006-2020, IQVIA's PharMetrics Plus database

BiomX

1.. Weycker, Chron Respir Dis. 2017, Quint, European Respiratory Journal, 2016, Ringshausen, European Respiratory Journal, 2019, Henkle, Chest, 2018, Asakura, American Journal of Respiratory and Critical Care Medicine 2024, Insmed Commercial Presentation June 4th, 2024
2. Franklin et. al, JME, Apr 2024

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BX211 Diab e ti c F o o t O s t e o m y elitis (DFO) 20

High unmet need in DFO

DFO is a bacterial infection of the bone in patients with diabetes that is caused by bacteria spreading from adjacent infected soft tissue



1. Superficial ulcer

2. Ulcer deepens extending through subcutis, and becomes infected

3. DFO – Ulcer and infection further penetrate and reach bone, displaying destruction of periosteum


Infection reaches bone

Staphylococcus aureus is the most common bacteria present in DFO

Standard of care

- Hospitalization and off-loading (removing all pressure from foot, reducing patient mobility)
- Debridement and/or antibiotic therapy, typically 4-6 weeks of IV/oral antibiotics

30-40% of DFO cases result in amputation

BiomX

Truong 2022; Giurato, 2017

21

Biofilm and antibiotic resistance among key drivers of treatment failure

Key drivers of treatment failure:

- Biofilm - S. aureus inhabiting biofilms are 10 to 1,000-fold more resistant to antibiotics, compared to planktonic cells
- Poor blood supply limits effective concentration of IV/oral antibiotics
- Antibiotic resistance

- S. aureus present in ~50% of DFO cases
- While other organisms are often present, S. aureus is considered the main pathogenic species, due to its rapid doubling time and arsenal of virulence factors

S. aureus forms biofilm patches in diabetic foot ulcers



S. aureus bacteria (green)
Bacterial biofilms, EPS (blue)
Host cell nuclei (red)

Confocal laser scanning microscopy of soft tissue from patient with diabetic foot ulcer infected by S. aureus

BiomX

Eleftheriadou, 2010
Lesens 2011
Neut 2011
Oates 2012
Kavanagh 2018
Sharma 2023

22

Multiple compassionate treatments of DFO patients demonstrate potential for phage treatment

12 DFO cases (*S. aureus*)

9 patients
- Single phage against S aureus
- Topical application or injection to bone, surrounding tissue
- 3-7 weekly applications
- Olympia, Washington

3 patients
- Administration – Direct application
- 6-45 days of application
- Jerusalem, Israel

Outcome (in 11 out of 12 patients)
- Clearance of soft tissue infection and DFO
- Wound healing
- Prevented amputation

11 Osteomyelitis cases (not DFO, various bacteria)

No. of cases	Bacteria	Treatment
1	*A.baumanii* and *K. pneumonia*	IV, 11 days
5*	*P. aeruginosa*	IV 2 weeks or direct application, 7-12 days
2	*P. aeruginosa* and *S. epidermidis*	Direct application, 7-10 days
1	*E.faecalis*	Direct application, 7 days
1	*S.agalactiae* and *S aureus*	Direct application, 9 days
1*	*S.aureus*	IV

Outcome - at least 8 reported as clinical recovery

Fish 2017, Fish 2018, Suh 2022, Onallah 2023

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BX211 phage treatment for DFO patients with S. aureus

- **Product** – Phage treatment targeting *S. aureus.* Phage, originating from a ‘phage-bank’, are personally matched for each patient
- **Patient population** – DFO patients with *S. aureus infection*
- **Delivery** – IV + topical
- **Treatment -** On top of standard of care
- **Key features** – Is potentially effective on antibiotic resistant strains, enables breakdown of biofilm, and improves antibiotic penetration
- **Potential impact:** (1) Prevent amputations (2) Shorten time to healing

1 BIOPSY






HRQT

3 MATCH PHAGE TO S. AUREUS ISOLATE

Proprietary Phage Susceptibility Test (PST) platform



2 CULTURE

S. aureus bacterial culture



4 PHAGE THERAPY ACCESSED AT HOSPITAL

Phage-bank ‘ATM-like’ dispensing system

BiomX

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PHASE 1B/2A STUDY – Study design

Multicenter, double blind, placebo controlled study to assess improvement of clinical outcomes

Enrollment:

Objective: Up to 45 patients
with Diabetic Foot Osteomyelitis positive for S. aureus

Background standard of care antibiotic

BX211



Intervention:
IV & topical single dose[1]

Duration: 12 weeks of once weekly treatment[1]


Week 13
(readout 1)
Week 52
(readout 2)
12 weeks
40 weeks
Randomized 2:1
Treatment
F/U
Control
F/U

Key Endpoints:

- Percent area reduction of study ulcer through Week 13
- Time to complete ulcer healing
- Time to 85% CRP[2] reduction
- Percentage of subjects with amputation-free survival at Week 52
- Safety and tolerability

Topline results from week 26 expected in Q1 2025, and from week 52 expected in Q1 2026

1. Topical for 12 weeks, IV only in week 1
2. C-reactive protein

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FI N A NCIN G A ND INVESTORS UN M ET NEED • In several chronic diseases, such as CF, NCFB, and diabetes, underlying related infections become harder to treat as resistant pathogens emerge • Accordingly, the need for new antimicrobial therapies becomes more urgent every year PHA GE TH ER A PY - PICKING UP M O M ENTU M • BiomX and peer companies have shown evidence of clinical effects with phage therapy • H un d r eds of c ases of co m p assi ona t e usa ge of p h a g e B X 2 11 • Diabetic Foot Osteomyelitis (‘DFO’) patients represent the majority of 160K lower limb amputations in diabetic patients annually in the US 3 . Potential commercial opportunity of > $ 2 b illi on w o r l dw i d e 3 • Phase 2 ongoing, readout expected in 1Q25 • Pseudomonas aeruginosa (‘PsA’) lung infections are a leading cause of morbidity and mortality In C F. P otent ial c o mm e r c ial o pp o r tuni ty o f > $ 1. 5 bi lli o n w o r l d w i d e 1 • Positive results in a Phase 1b/2a study - 14.3% of patients in the BX004 arm converted to sputum culture negative for PsA after 10 days of treatment compared to none in the placebo arm 2 • Pha se 2 b r ead o u t expect ed 3 Q 25 B X 004 • P u b li c l y t r ad ed ( N YSE A m e r i c a n : PH G E ) • $32.7 million cash and cash equivalents as of June 30, 2024 Sum m ary 1. S ee s li d e 2 8 2. In patients that had quantitative CFU levels at study baseline 3. S ee s li d e 2 9 • Key investors: 26

Thank you

BX004 CF addressable market of > $1.5 billion worldwide

	BX004	**References/Comments**
Patient population (US)	~8,000	Number of CF patients with chronic PsA infections[1]
Potential effect on *PsA* CFU in lungs	Suppression/eradication of *PsA* (CFU in sputum)	Magnitude observed under tobramycin Phase 3 study was ~1.5-2 log[2]
Potential impact on lungs	Improved lung function (FEV1)	Magnitude observed under tobramycin Phase 3 study was 8-12%[2]
Potential pricing in the US	$100K - $120K annually per patient	Benchmarks (cost annually per patient): Trikafta: $300K, alternating antibiotics treatment, Tobi Podhaler and Cayston solution: $80K, Arikayce for MAC: $100-120K[3]
Market potential	**~$1 Billion in the US alone** (worldwide $1.6 billion)[4]	US patient population times potential pricing

1. CFF 2019 Patient Registry Annual Data Report
2. See slide on Tobramycin study
3. Trikafta and Arikayce – Publicly announced pricing, First Databank, Jan. 8, 2021, public pricing information. for alternating Tobi Podhaler and Cayston solution assumes 65% compliance
4. Assumes rest of the world outside US comprises 40% of total market (Vertex annual report, publicly available pricing for Vertex drugs)

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BX211 DFO addressable market of >$2B worldwide

	BX211	References/Comments
General patient population	160,000	Lower limb amputations (LLA), diabetic patients annually, US[1]
Assumed relevant population for BX211 treatment	40,000 (25% of 160,000)	Deductions due to[2]: - 85% of amputation are due to DFO - 50% positive for S. aureus - 60% not urgent amputations, enabling biopsy and treatment 85% X 50% X 60% = 25%
Pricing	$25,000	Based on 50% of the saved $50K amputation costs[3]
Relevant market for BX211, US	**$1 Billion**	40K times $25K
Relevant market for BX211, Worldwide	**>$2 Billion**	ROW is over $1 billion, based on the following: . Annual incidence of LLA in the OECD is 3-4 higher than the US[4] Assuming OECD pricing is 50% of US pricing.

1. (1) CDC National Diabetes Statistics Report, 2020 (2) Brooks, 2021; Giurato, 2017, Lesens, 2014 (3) Nilsson, 2018; Brooks, 2021 (4) Hughes, 2020; OECDiLibrary Diabetes care report,2017

BiomX 29

Executive team



JONATHAN SOLOMON | CEO & BOARD MEMBER

Prior to his role in BiomX, Mr. Solomon was a co-founder, president, and CEO of ProClara (formerly NeuroPhage), which is pioneering an approach to treating neurodegenerative diseases. Under his leadership, the company raised more than $100 million and launched an ongoing clinical trial related to Alzheimer's disease. Mr. Solomon holds a B.Sc. magna cum laude in Physics and Mathematics from the Hebrew University, an M.Sc. summa cum laude in Electrical Engineering from Tel Aviv University, and an M.B.A. with honors from the Harvard Business School.



MERAV BASSAN, PHD | CDO

Dr. Bassan was most recently Vice President Head of Translational Sciences at Teva Pharmaceutical Industries, Inc., where she was responsible for early stages of clinical development via translation from animal data to human. Prior to this role, Dr. Bassan served as Vice President of Project Leadership at Teva Pharmaceutical, where she managed project leaders overseeing end-to-end drug development at pre-clinical, PI-III and post marketing stages in multiple therapeutic areas, such as pain, oncology, women's health, endocrinology, GI, biosimilars and other areas. Overall, Dr. Bassan has over 20 years of leadership experience with clinical and drug development teams in her various roles at Teva Pharmaceutical and other smaller biotech companies.



MARINA WOLFSON | CFO

Marina Wolfson has served as the Senior Vice President of Finance and Operations of the Company since December 2019. Ms. Wolfson's experience includes working with large pharmaceutical and hi-tech companies, as well as venture capital funds. Prior to joining the Company, Ms. Wolfson worked as Vice President of Finance at BioView Ltd. (TASE) from 2010 to 2019 and a senior auditor at Ernst & Young, an international auditing and business advisory firm 2007 to 2010. Ms. Wolfson is a certified public accountant in Israel and holds a B.A in Economics and Accounting (with honors) and an MBA (with honors, specializing in finance) from Ben-Gurion University.

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30

Executive team (cont'd)



INBAL BENJAMINI-ELRAN | CHRO

Ms Benjamini-Elran has over 15 years of experience in executive HR roles in global and diverse environments. At Teva Pharmaceuticals Industries Inc (NYSE:TEVA) she served in various senior roles including Director of HR of the European HQ (Netherlands) and HR manager of R&D API division. Her most recent experience was as Head of HR at Herzog, one of the largest law firms in Israel and as an independent HR consultant, advising a variety of companies in the Israeli hi-tech and biotech sectors. Ms. Benjamini-Elran holds an MBA from Bar-Ilan University and a BA in behavioral science from Ben-Gurion University.



MICHAEL BILLARD | General Manager, U.S.

Mr. Michael Billard has over twenty-years of experience in biotech, pharma, and consumer product development. He served as VP, Project Execution at Adaptive Phage Therapeutic since September 2020, which was acquired by the Company in March 2024. Prior to that, he held senior leadership roles at Propella Therapeutics, Inc., Paragon Bioservices and DSM Nutritional Products (formerly Martek BioSciences) along with project management positions at MedImmune, Inc. and Baxter Healthcare Corporation. Mr. Billard earned his Master of Science in Biotechnology from Johns Hopkins University.

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Board of directors



RUSSELL G. GREIG, PH.D.
CHAIRMAN OF THE BOARD OF DIRECTORS

Russell G. Greig, Ph.D. worked at GlaxoSmithKline for three decades, most recently as President of SR One, GlaxoSmithKline's corporate venture group. Prior to joining SR One, he served as President of GlaxoSmithKline's Pharmaceuticals International from 2003 to 2008 as well as on the GlaxoSmithKline corporate executive team. Currently, Dr. Greig serves as Chairman of MedEye Solutions in the Netherlands, eTheRNA in Belgium and Sanifit in Spain.



ALAN MOSES, MD
DIRECTOR

Alan Moses, M.D., was co-founder and co-director of the Clinical Investigator Training Program at Beth Israel Deaconess-Harvard Medical School-MIT. Dr. Moses served as Senior Vice President and Chief Medical Officer of the Joslin Diabetes Center in Boston. He was appointed Professor of Medicine at Harvard Medical School. Over the course of 14 years at Novo Nordisk, Dr. Moses served in multiple roles, rising to the position of Senior Vice President and Global Chief Medical Officer.



EDDIE WILLIAMS
DIRECTOR

Mr. Eddie Williams is a well-recognized, senior global life sciences executive with extensive boardroom and commercial operations experience. He most recently served as a Special Advisor to the Chief Executive Officer of Ascendis Pharma, Inc., and previously as their interim U.S. Chief Commercial Officer.



JONATHAN SOLOMON
DIRECTOR

Prior to his role in BiomX, Mr. Solomon was a co-founder, president, and CEO of ProClara (formerly NeuroPhage), which is pioneering an approach to treating neurodegenerative diseases. Under his leadership, the company raised more than $100 million and launched an ongoing clinical trial related to Alzheimer's disease.



JONATHAN LEFF
DIRECTOR

Jonathan Leff is a Partner on the Therapeutics team at Deerfield and Chairman of the Deerfield Institute, and joined the Firm in 2013. He focuses on venture capital and structured investments in biotechnology and pharmaceuticals. He is a member of the Boards of several public and private healthcare companies as well as several not-for-profit organizations, including the Spinal Muscular Atrophy Foundation and the Columbia University Medical Center.



GREG MERRIL
DIRECTOR

Mr. Greg Merril is a serial life-science entrepreneur, recognized by Ernst & Young as a regional Entrepreneur of the Year winner. He has served as Chair of several international phage therapy conferences. As prior founding CEO of Immersion Medical (NASDQ: IMMR) he led the creation of the world's first commercially successful virtual reality surgical training simulators.



JESSE GOODMAN, MD, MPH
DIRECTOR

Jesse Goodman, M.D., M.P.H. is Professor of Medicine at Georgetown University and Director of the Center on Medical Product Access, Safety and Stewardship which focuses on science and policy to address public health needs including antimicrobial resistance. He is Attending Physician in Infectious Diseases at Georgetown University, Washington DC Veterans Administration and Walter Reed Medical Centers.



SUSAN BLUM
DIRECTOR

Ms. Blum is the Chief Financial Officer of Melinta Therapeutics, LLC. ("Melinta"), a company focused on the development and commercialization of innovative therapies for acute and life-threatening illnesses. She joined Melinta in 2016 as the company's Controller, and then served as Vice President of Finance & Chief Accounting Officer prior to being appointed to the CFO position in 2021.

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